Summary Prospectus    December 14, 2011

Diamond Hill Large Cap Fund

Class	/ Ticker	Y	DHLYX

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated December 14, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/cgi-bin/mf/fund-information.pl?tab=smallcap, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

Investment Objective:

The investment objective of the Diamond Hill Large Cap Fund is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Y
Management fees	0.55%
Distribution (12b-1) fees	None
Other expenses[1]	0.10%
Acquired fund fees and expenses[2]	0.01%
Total annual fund operating expenses	0.66%
[1]	Based on estimated amounts for the current fiscal year.

[2]	Acquired fund fees and expenses are not reflected in the Financial Highlights or audited financial statements.

Expense Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y	$67	$211	$368	$822

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategy

The fund, under normal market conditions, invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations that Diamond Hill Capital Management, Inc. (“the Adviser”) believes are undervalued. Large cap companies are defined as companies with market capitalizations at the time of purchase of $5 billion or greater, or in the range of those market capitalizations of companies included in the Russell 1000 Index. The size of the companies included in the Russell 1000 Index will change with market conditions.

The Adviser focuses on estimating a company’s value independent of its current stock price. To estimate a company’s value, the Adviser concentrates on the fundamental economic drivers of the business. The primary focus is on “bottom-up” analysis, which takes into consideration earnings, revenue growth, operating margins and other economic factors. The Adviser also considers the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other industry factors. If the Adviser’s estimate of a company’s value differs sufficiently from the current market price, the company may be an attractive investment opportunity. In constructing a portfolio of securities, the Adviser is not constrained by the sector or industry weights in the benchmark. The Adviser relies on individual stock selection and discipline in the investment process to add value. The highest portfolio security weights are assigned to companies where the Adviser has the highest level of conviction.

Summary Prospectus	December 14, 2011	Diamond Hill Funds

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Once a stock is selected, the Adviser continues to monitor the company’s strategies, financial performance and competitive environment. The Adviser may sell a security as it reaches the Adviser’s estimate of the company’s value; if it believes that the company’s earnings, revenue growth, operating margin or other economic factors are deteriorating or if it identifies a stock that it believes offers a better investment opportunity.

Main Risks

All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.

Equity Market Risk  Overall stock market risks may affect the value of the fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the fund’s investments goes down, your investment in the fund decreases in value.

Securities Lending Risk  To generate additional income, the fund may lend its portfolio securities to financial institutions. Loaned securities will be secured by cash collateral that the fund may invest in high quality short-term debt obligations, government obligations, bank guarantees or money market mutual funds. Securities lending involves two primary risks: “investment risk” and “borrow default risk.” Investment risk is the risk that the fund will lose money from the investment of the cash collateral. Borrower default risk is the risk that the fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. The value of an individual company can be more volatile than the market as a whole, and the Adviser’s intrinsic value-oriented approach may fail to produce the intended results.

Performance

The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility – or variability – of the fund’s annual total returns over time, and shows that fund performance can change from year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Because Class Y Shares have not commenced operations as of the date of this prospectus, the bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year over the past calendar years. The returns of the Class Y Shares would be similar to the returns shown because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

Class A Annual Total Return years ended 12/31

Best Quarter:	2Q ‘09, +17.90%	Worst Quarter:	4Q ‘08, -21.56%

Average Annual Total Returns as of 12/31/10

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. Because Class Y Shares have not commenced operations as of the date of this prospectus, the table shows the performance of the Fund’s Class A Shares. After-tax returns for Class Y shares will vary from the after-tax returns for other share classes.

	Inception Date of Class	One Year	Five Years	Since Inception
Class A Return Before Taxes	6/29/01	3.80%	1.58%	5.08%
Return after Taxes on Distributions		3.69%	1.17%	4.78%
Return after Taxes on Distributions and Sales of Fund Shares		2.62%	1.25%	4.33%
Russell 1000 Index		16.10%	2.59%	2.71%

Russell 1000 is a widely recognized unmanaged market-capitalization weighted index measuring the performance of the 1,000 largest U.S. companies, based on total market capitalization basis. The Russell 1000 does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. You cannot invest directly in an index. Unlike mutual funds, the index does not incur expenses. If expenses were deducted, the actual returns of this index would be lower.

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Portfolio Management

Investment Adviser

Diamond Hill Capital Management, Inc.

Portfolio Managers

Charles Bath

Portfolio Manager

since 10/02

William Dierker

Assistant Portfolio Manager

since 4/07

Christopher Welch

Assistant Portfolio Manager

since 7/09

Buying and Selling Fund Shares

Minimum Initial Investment

Classes Y: $500,000

Minimum Additional Investment

Class Y: $100

To Place Orders

Mail:

Diamond Hill Large Cap Fund

P.O. Box 183179

Columbus, OH 43218-3179

Phone: 888-226-5595

Transaction Policies

In general, you can buy or sell shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. When selling shares, you will receive a check, unless you request a wire. You also may buy and sell shares through a financial professional.

Dividends, Capital Gains and Taxes

The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.

Potential Conflicts of Interest

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Summary Prospectus	December 14, 2011	Diamond Hill Funds

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325 John H. McConnell Blvd, Suite 200

Columbus, OH 43215

SUM-LC 121411